UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 N. Commerce Parkway, Suite 208 Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 231-1688

Larkspur Health Acquisition Corp.

100 Somerset Corporate Blvd., 2nd Floor

Bridgewater, New Jersey 08807

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZVSA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “New ZyVersa,” “ZyVersa,” and the “Company” refer to ZyVersa Therapeutics, Inc., a Delaware corporation (f/k/a Larkspur Health Acquisition Corp., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed ZyVersa Therapeutics, Inc., and where appropriate, our wholly-owned subsidiaries (including Old ZyVersa, as defined below) following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “Larkspur” refer to Larkspur Health Acquisition Corp., a Delaware corporation, prior to the Closing Date, and references to “Old ZyVersa” refer to ZyVersa Therapeutics, Inc., a Florida corporation, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Selected Definitions” beginning on page 2 thereof, and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the Securities and Exchange Commission (the “SEC”), including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Report controls.

As previously disclosed, on December 8, 2022, Larkspur held the Special Meeting, at which the Larkspur stockholders considered and adopted, among other matters, a proposal to approve the transactions contemplated by the Business Combination Agreement. On December 12, 2022 the parties consummated the Business Combination. In connection with the Business Combination, Larkspur changed its name from Larkspur Health Acquisition Corp. to ZyVersa Therapeutics, Inc.

In connection with Larkspur’s initial public offering on December 23, 2021 (the “IPO”), 7,767,159 shares of Larkspur’s Class A Common Stock (the “Public Shares”) were sold to certain investors. The holders of 7,667,029 Public Shares properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from the IPO, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.17 per share, or approximately $77,991,693 in the aggregate.

In connection with the Business Combination, Old ZyVersa completed the Bridge Financing offering to certain investors, pursuant to which (i) 2,427,816 shares of Series A Convertible Preferred Stock of Old ZyVersa (the “Series A Bridge Shares”) were automatically converted into 6,406,210 shares of Old ZyVersa common stock and (ii) warrants (the “Bridge Warrants”) to purchase 6,406,210 shares of common stock of Old ZyVersa were issued to certain investors. Immediately prior to the consummation of the Business Combination, the Series A Bridge Shares converted into shares of the common stock of Old ZyVersa (the “Bridge Conversion Shares”), pursuant to the terms set forth in the Articles of Amendment to the Certificate of Incorporation for the Series A Convertible Preferred Stock of Old ZyVersa.

As a result of the Business Combination, each share of Old ZyVersa common stock (including the Bridge Conversion Shares), each outstanding stock option of Old ZyVersa and each outstanding warrant of Old ZyVersa (including the Bridge Warrants) was cancelled and converted into shares of the Company’s common stock, options to purchase shares of the Company’s common stock, and warrants to purchase shares of the Company’s common stock, respectively, on the terms set forth in the Business Combination Agreement. The number of shares of Company common stock issued to Old ZyVersa stockholders, the number of Company stock options issued to Old ZyVersa option holders, and the number of Company warrants issued to Old ZyVersa warrant holders was determined after giving effect to an exchange ratio of 5.037. Accordingly, upon consummation of the Business Combination, (i) 6,719,730 shares of Company common stock were issued to the shareholders of Old ZyVersa common stock, (ii) options to purchase 1,993,235 shares of Company common stock were issued to Old ZyVersa option holders and (iii) warrants exercisable for 1,818,760 shares of Company common stock were issued to Old ZyVersa warrant holders.

Immediately prior to the consummation of the Business Combination, each outstanding share of Class B common stock, par value of $0.0001 per share, of Larkspur (the “Class B Common Stock”) automatically converted into one share of Class A common stock of Larkspur that subsequently converted into one share of Company common stock.

Immediately prior to the consummation of the Business Combination, Larkspur issued to certain service providers of the Company an aggregate of 5,062 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Shares”) at a purchase price of $1,000 per share in exchange for certain fees payable to such service providers. Each Series B Share is convertible into a number of shares of the Company’s common stock equal to the purchase price divided by the conversion price. The initial conversion price is $10.00, subject to adjustments as described herein.

Immediately prior to the consummation of the Business Combination, Larkspur issued 8,635 shares of Series A Convertible Preferred Stock (the “PIPE Shares”), and warrants (the “PIPE Warrants”) to purchase 863,500 shares of common stock of the Company, at a purchase price of $1,000 per share and warrant, for an aggregate purchase price of $8,635,000 (the “PIPE Investment”) pursuant to subscription agreements dated July 20, 2022 (collectively, the “PIPE Subscription Agreements”). Each PIPE Share is convertible into a number of shares of the Company’s common stock equal to the purchase price divided by the conversion price. The initial conversion price is $10.00, subject to adjustments as described herein. The PIPE Warrants are exercisable for shares of the Company’s common stock at an exercise price of $11.50 per share, subject to adjustments as described herein.

After giving effect to the Business Combination, the redemption of Public Shares as described above, the conversion of the Class B Common Stock into Class A Common Stock then subsequently into shares of Company common stock as described above, and the consummation of the PIPE Investment, there are currently 9,081,922 shares of the Company’s common stock issued and outstanding.

1

Item 1.01. Entry into Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, on December 8, 2022, Larkspur held the Special Meeting, at which the Larkspur stockholders considered and adopted, among other matters, a proposal to approve the transactions contemplated by the Business Combination Agreement. On December 12, 2022, the parties consummated the Business Combination pursuant to the terms of that certain Business Combination Agreement, dated July 20, 2022, as amended (the “Business Combination Agreement”) by and among ZyVersa Therapeutics, Inc., a Florida corporation (“Old ZyVersa”), the Securityholder Representative (as defined in the Business Combination Agreement) named therein, Larkspur, and Larkspur Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Larkspur (“Merger Sub”).

Pursuant to the terms of the Business Combination Agreement, (and upon all other conditions pursuant to the Business Combination Agreement being satisfied or waived), on the Closing Date, (i) Merger Sub merged with and into Old ZyVersa (the “Acquisition Merger”), with Old ZyVersa as the surviving company in the Acquisition Merger and, after giving effect to such Acquisition Merger, Old ZyVersa became a wholly-owned subsidiary of Larkspur, and (ii) Larkspur changed its name to ZyVersa Therapeutics, Inc.

Amended and Restated Registration Rights Agreement

On December 12, 2022, substantially concurrently with the consummation of the Business Combination, the Company, the Sponsor and certain persons and entities holding securities of the Company entered into the Amended and Restated Registration Rights Agreement.

Lock-Up Agreements

In connection with the consummation of the Business Combination, the Company, the Key ZyVersa Shareholders and stockholders of Old ZyVersa, entered into the Lock-Up Agreements as contemplated by the Business Combination Agreement.

PIPE Warrants

On December 12, 2022, substantially concurrently with the consummation of the Business Combination, the Company issued the PIPE Warrants as described above.

Bridge Warrants

On December 12, 2022, substantially concurrently with the consummation of the Business Combination, the Company issued replacement warrants in exchange for the Bridge Warrants as described above.

The replacement Warrants are exercisable for 1,271,904 shares of Company common stock with an initial exercise price equal to $6.90 per share (as adjusted to give effect to the Business Combination), subject to certain adjustments. The replacement Warrants have an exercise period of five years. The exercise price of the replacement Warrants will be subject to certain adjustments including those resulting from stock dividends, reclassification and splits. The replacement Warrants do not include any redemption features. The replacement Warrants may be exercised on a cashless basis. The warrant holders do not have the rights or privileges of holders of shares of Company common stock and any voting rights until they exercise their warrants and receive shares of Company common stock. After the issuance of shares of Company common stock upon exercise of the replacement Warrants, each holder will be entitled to one vote for each share of Company common stock held of record on all matters to be voted on by the stockholders thereof.

Series A Preferred Registration Rights Agreement

On December 12, 2022, in connection with the consummation of the Business Combination, the Company and the PIPE Investors entered into a Registration Rights Agreement (the “PIPE Registration Rights Agreement”).

Series B Preferred Stock Registration Rights Agreement

On December 12, 2022, in connection with the consummation of the Business Combination, Larkspur and the Purchasers of the Series B Shares entered into a Registration Rights Agreement (the “Series B Registration Rights Agreement”).

The material terms of the Amended and Restated Registration Rights Agreement, the Lock-Up Agreements, the PIPE Warrants, the replacement Warrants, the PIPE Registration Rights Agreement, the Series B Registration Rights Agreement are described above and in the section of the Proxy Statement/Prospectus beginning on page 261 under the section entitled “Related Agreements,” as applicable. Such descriptions are qualified in their entirety by the text of such agreements, which are included as Exhibits 10.1, 10.3, 4.4, 4.5, 10.4 and 10.5 to this Report and are incorporated herein by reference.

2

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

3

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company,” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Consummation, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

●	the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company;

●	the ability to maintain the listing of the Common Stock on the Nasdaq, as applicable;

●	the risk of disruption to the Company’s current plans and operations;

●	the ability to recognize the anticipated benefits of the Company’s business, which may be affected by, among other things, competition and the ability to grow and manage growth profitably and retain its key employees;

●	costs related to the Company’s business;

●	changes in applicable laws or regulations;

●	the ability of the Company to raise financing in the future;

●	the success, cost and timing of the Company’s product development activities;

●	the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product;

●	the Company’s ability to maintain existing license agreements and manufacturing arrangements;

●	the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company;

●	the size and growth potential of the markets for the Company’s products, and the ability of each to serve those markets, either alone or in partnership with others;

●	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

●	the Company’s financial performance;

●	the impact of the COVID-19 pandemic on the Company’s; and

●	other factors disclosed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus beginning on page 39 thereof, which is incorporated herein by reference.

4

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 184 in the section entitled “Information About ZyVersa”, which is incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 39 in the section entitled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the consolidated financial information of Old ZyVersa and the unaudited pro forma condensed combined financial information of the Company.

The selected historical financial information of Old ZyVersa as of and for the years ended December 31, 2021 and 2020 is described in the Proxy Statement/Prospectus in the section entitled “Summary Historical Financial Information of ZyVersa” beginning on page 30 and page F-37 thereof and the disclosure contained in Exhibit 99.5 hereto related to the nine-month period ended September 30, 2022 and 2021, both of which are incorporated herein by reference.

Reference is made to the disclosure contained in Exhibit 99.6 hereto related to the unaudited pro forma condensed combined financial information of the Company as of September 30, 2022 and for the year ended December 31, 2021 and the nine-month period ended September 30, 2022.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 222 in the section entitled “ZyVersa’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and to the disclosure contained in Exhibit 99.4 hereto related to the nine-month period ended September 30, 2022 and 2021, both of which are incorporated herein by reference.

5

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 236 in the section entitled “ZyVesra’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosures About Market Risks” and to the disclosure contained in Exhibit 99.4 hereto.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 218 in the section entitled “Information About ZyVersa – Properties,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of the Combined Entity common stock immediately following the consummation of the transactions contemplated by the Business Combination by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the record date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the record date or subject to restricted stock units that vest within 60 days of the record date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

6

The beneficial ownership of our Common Stock is based on 9,081,922 shares of Common Stock issued and outstanding immediately following consummation of the Business Combination, including (i) the 100,130 shares of Company common stock remaining after the redemption of the Public Shares by the stockholders of Larkspur as described above, (ii) the issuance of 6,719,730 shares of Company common stock to shareholders of Old ZyVersa common stock in connection with the Business Combination and (iii) an aggregate of 2,262,062 shares of Company common stock issued to the Sponsor and certain other investors in Larkspur in connection with its initial public offering but excluding (i) shares of Company common stock issuable upon the exercise of certain Company options and warrants issued to Old ZyVersa stockholders, (ii) shares of Company common stock issuable upon the exercise of all warrants issued in connection with Larkspur’s initial public offering, (iii) shares of Company common stock issuable upon the conversion of the Series B Shares and the PIPE Shares and (iv) shares of Company common stock issuable upon exercise of the PIPE Warrants.

Name and Address of Beneficial Owner	Number of shares of Common Stock	% of Common Stock	% of Total Voting Power**
Directors and executive officers
Stephen C. Glover(1)	1,501,274	15.08%	15.08%
Min-Chul Park, Ph.D.(2)	33,090	*	*
Rob G. Finizio(3)	46,326	*	*
Peter Wolfe(4)	174,648	1.89%	1.89%
Nicholas Labella, Jr.(5)	254,584	2.73%	2.73%
Karen Cashmere(6)	103,242	*	*
Daniel J. O’Connor(7)	1,558,302	16.82%	16.82%
All directors and executive officers as a group (7 individuals)	3,671,466	34.58%	34.58%
5% beneficial owners
Stephen C. Glover(1)	1,501,274	15.08%	15.08%
INCON Co., Ltd.(8)	1,947,901	20.43%	20.43%
Nico P. Pronk(9)	618,518	6.79%	6.79%
Shawn M. Titcomb(10)	909,624	9.98%	9.98%
Larkspur Health LLC(11)	1,554,802	16.79%	16.79%
A.G.P./Alliance Global Partners(12)	850,091	8.96%	8.96%
Daniel J. O’Connor(7)	1,558,302	16.82%	16.82%

*

(1)	Includes 627,834 shares of Company common stock issued to Stephen C. Glover and affiliates in the Business Combination, consisting of (i) 448,909 shares of Company common stock held of record by Stephen C. Glover; (ii) 43,847 shares of Company common stock held of record by MedicaRx Inc.; (iii) 85,442 shares of Company common stock held of record by Asclepius Life Sciences Fund, LP; and (iv) 49,636 shares of Company common stock held of record by Asclepius Master Fund, LTD. Also assumes (i) the exercise of options and warrants exercisable as of or within 60 days of the date hereof for 683,143 and 91,806 shares, respectively, of Company common stock and (ii) the conversion and exercise of PIPE Shares and PIPE Warrants, respectively, for an aggregate of 3,500 shares of Company common stock. Mr. Glover is the managing director of MedicaRx Inc., the managing director of Asclepius Master Fund, LTD, and the managing member of Asclepius Life Sciences Fund, LP.

(2)	Assumes the exercise of options as of or within 60 days of the date hereof for 33,090 shares of Company common stock.

(3)	Assumes the exercise of options as of or within 60 days of the date hereof for 46,326 shares of Company common stock.

(4)	Includes 41,585 shares of Company common stock issued to Peter Wolfe in the Business Combination. Assumes the exercise of options and warrants as of or within 60 days of the date hereof for 103,242 and 29,281, respectively, shares of Company common stock.

(5)	Includes 18,094 shares of Company common stock issued to Nicholas Labella, Jr. in the Business Combination. Assumes the exercise of options and warrants as of or within 60 days of the date hereof for 218,396 and 18,094, respectively, shares of Company common stock.

(6)	Assumes the exercise of options as of or within 60 days of the date hereof for 103,242 shares of Company common stock.

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(7)	Consists of (i) 1,377,598 shares of Company common stock and (ii) warrants exercisable as of or within 60 days of the date hereof for 177,204 shares of Company common stock, each as held of record by Larkspur Health LLC. Daniel J. O’Connor is the sole manager of Larkspur Health LLC and in such capacity has voting and investment discretion with respect to the common stock held of record by Larkspur Health LLC. By virtue of this relationship, Mr. O’Connor may be deemed to have beneficial ownership of the securities held of record by Larkspur Health LLC. Mr. O’Connor disclaims any such beneficial ownership except to the extent of his pecuniary interest. Also assumes the conversion and exercise of PIPE Shares and PIPE Warrants, respectively, for an aggregate of 3,500 shares of Company common stock.

(8)	Includes 1,497,199 shares of Company common stock issued to INCON Co., Ltd. in the Business Combination. Assumes the exercise of warrants as of or within 60 days of the date hereof for 450,702 shares of Company common stock. The board of directors of INCON Co., Ltd. possesses the shared power to vote or dispose of the shares reported herein. The natural persons on the INCON Co., Ltd. board of directors are Kim Sung-gon, Choi Yeong-hun, Park Jong-jin, Lee Ju-hyeong, and Lee Jeong-uk. No individual possesses the sole power to vote or dispose of such shares reported herein. The business address for INCON Co., Ltd. is 4/F 16-17 LS-ro 91beon-gil, Dongan-gu Anyang, Gyeonggi, 14042 Republic of Korea.

(9)	Includes 599,554 shares of Company common stock issued to Nico P. Pronk in the Business Combination. Assumes the exercise of options and warrants as of or within 60 days of the date hereof for 9,927 and 9,037, respectively, shares of Company common stock. The business address for Mr. Pronk is 951 Yamato Road, Suite 210, Boca Raton, Florida 33431.

(10)	Includes 874,698 shares of Company common stock issued to Shawn M. Titcomb and affiliates in the Business Combination, consisting of (i) 721,453 shares of Company common stock held of record by Mr. Titcomb; (ii) 39,708 shares of Company common stock held of record by INTL FCSTONE C/F Shawn Titcomb IRA; and (iii) 113,537 shares of Company common stock held of record by Shawn Milemore Titcomb Revocable Trust, over which Mr. Titcomb is the trustee. Also assumes the exercise of options and warrants exercisable as of or within 60 days of the date hereof for 9,927 and 24,999 shares of Company common stock. The business address for Mr. Titcomb and affiliates is c/o Allele Capital Partners LLC, 900 N. Federal Highway, Suite 400, Boca Raton, Florida 33432.

(11)	Consists of (i) 1,377,598 shares of Company common stock and (ii) warrants exercisable as of or within 60 days of the date hereof for 177,204 shares of Company common stock, each as held of record by Larkspur Health LLC. The business address for Larkspur Health LLC is 100 Somerset Corporate Blvd., 2nd Floor, Bridgewater, New Jersey 08807.

(12)	Consists of 446,843 shares of Company common stock and 403,248 shares of Company common stock issuable within 60 days of the date hereof upon conversion of the Series B Shares beneficially owned by A.G.P. Individuals who have shared voting and investor control over these shares are Raffaele Gambardella, A.G.P.’s Chief Operating Officer/Chief Risk Offer, Craig E. Klein, A.G.P.’s Chief Financial Officer/Principal Financial Officer, Phillip W. Michals, A.G.P.’s Chief Executive Officer, John J. Venezia, A.G.P.’s Chief Compliance Officer, and David A. Bocchi, Trustee of the David Bocchi Family Trust, which is an indirect owner of A.G.P., each of whom disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest. The business address for A.G.P. is 88 Post Road West, 2nd Floor, Westport, Connecticut 06880.

Directors and Executive Officers

Other than as disclosed below in Item 5.02 below, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Entity Following the Business Combination” beginning on page 248 thereof and to Item 5.02 of this Current Report on Form 8-K, which are incorporated herein by reference.

Executive Compensation

The executive compensation of ZyVersa executive officers is described in the Proxy Statement/Prospectus in the section entitled “Post-Business Combination Company Executive Compensation” beginning on page 245 and that information is incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Report is incorporated herein by reference.

Director Compensation

The executive compensation of ZyVersa directors is described in the Proxy Statement/Prospectus in the section entitled “Director Compensation” beginning on page 247 and that information is incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Board currently include an audit committee and a compensation committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The initial composition, duties and responsibilities of these committees are set forth below.

Except as otherwise stated herein, the committees of the Company’s Board are further described in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Entity Following the Business Combination – Board Committees” beginning on page 251 thereof and that information is incorporated herein by reference.

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Audit Committee

The purpose of the audit committee will be to prepare the audit committee report required by the SEC to be included in the post-combination company’s proxy statement/prospectus and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements; (2) compliance with legal and regulatory requirements; (3) the Company’s independent registered public accounting firm’s qualifications and independence; (4) the performance of the Company’s internal audit function, if any; and (5) the performance of the Company’s independent registered public accounting firm.

The audit committee consists of Rob G. Finizio, Min-chul Park, Ph.D. and Daniel J. O’Connor, who will be serving as the chairperson. ZyVersa’s Board has determined that each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. We also believe that Mr. O’Connor qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the Nasdaq.

The Board has adopted a written charter for the audit committee, which is available free of charge on our corporate website (www.zyversa.com). The information on our website is not part of this Current Report on Form 8-K.

Compensation Committee

The purpose of the compensation committee will be to assist the ZyVersa Board in discharging its responsibilities relating to (1) setting the Company’s compensation program and compensation of its executive officers and directors; (2) monitoring the Company’s incentive and equity-based compensation plans; and (3) preparing the compensation committee report required to be included in the post-combination company’s proxy statement/prospectus under the rules and regulations of the SEC.

The compensation committee consists of Min-chul Park, Ph.D., Daniel J. O’Connor, and Rob G. Finizio who will be serving as the chairperson.

The Board has adopted a written charter for the compensation committee, which is available free of charge on our corporate website (www.zyversa.com). The information on our website is not part of this Current Report on Form 8-K.

Code of Business Conduct

The Board has adopted a new code of business conduct that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, and principal accounting officer, which is available free of charge on our corporate website (www.zyversa.com). The information on our website is not part of this Report. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of the code of ethics on our website.

Compensation Committee Interlocks and Insider Participation

The information described in the Proxy Statement/Prospectus in the section entitled “Compensation Committee Interlocks and Insider Participation” beginning on page 253 thereof is also incorporated herein by reference.

Compensation of Directors and Executive Officers

The compensation of the Company’s named executive officers is described in the Proxy Statement/Prospectus in the section entitled “Compensation of Directors and Executive Officers” beginning on page 253 thereof, and that information is incorporated herein by reference.

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Certain Relationships and Related Person Transactions, and Director Independence

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 259 thereof, which is information is incorporated herein by reference.

A description of the Company’s independent directors is described in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Entity Following the Business Combination – Independence of the Board of Directors” beginning on page 253 thereof, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About ZyVersa – Legal Proceedings” beginning on page 218, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

The Common Stock is expected to commence trading on the Nasdaq Global Market of The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “ZVSA” on December 13, 2022, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination, in lieu of the units, Class A Common Stock and warrants of Larkspur. Larkspur’s units, Class A Common Stock and warrants ceased trading separately on the Nasdaq on December 12, 2022. Larkspur warrants that previously traded on Nasdaq under the symbol “LSPRW” will no longer be traded on Nasdaq.

The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The payment of any cash dividends will be within the discretion of the Board. We currently expect that the Company will retain future earnings to finance operations and grow its business, and we do not expect the Company to declare or pay cash dividends for the foreseeable future.

Holders of Record

Effective upon the Closing Date, including the redemption of Public Shares as described above, the conversion of the Class B Common Stock as described above, and the consummation of the PIPE Investment, the Company had 9,081,922 shares of Common Stock outstanding held of record by approximately 500 holders and 13,704 shares of preferred stock outstanding. Such amounts do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 4 – The Omnibus Incentive Plan Proposal” beginning on page 153 thereof, which is incorporated herein by reference. The 2022 Omnibus Equity Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by Larkspur’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report on Form 8-K relating to the issuance of PIPE Shares and PIPE Warrants in connection with the PIPE Investment, the replacement warrants with respect to the Bridge Warrants and the Series B Shares in the Series B Private Placement is incorporated herein by reference.

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Description of Registrant’s Securities to be Registered

Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 266 in the section entitled “Description of the Combined Entity’s Securities,” which is incorporated herein by reference. As described below, the Company’s Second Amended and Restated Certificate of Incorporation was approved by Larkspur’s stockholders at the Special Meeting and became effective as of the Closing Date.

Indemnification of Directors and Officers

Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 265 in the section entitled “Certain Relationships and Related Party Transactions – Indemnification,” which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report relating to the financial information of the Company, and to Exhibits 99.4, 99.5 and 99.6 to this Report, all of which are incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in the Company’s certifying accountant, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in “Introductory Note” above is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Business Combination, on the Closing Date, the Company notified Nasdaq that the Business Combination had become effective and that Larkspur’s outstanding securities had been converted into Company common stock and warrants. Such Company common stock will continue to be listed on Nasdaq and is expected to begin trading under the symbol “ZVSA” beginning on December 13, 2022. On December 12, 2022, Nasdaq sent the Company a notice of delisting regarding the warrants that previously traded under the symbol “LSPRW” and such warrants will no longer be available to trade on Nasdaq. The Company requested that Nasdaq delist Larkspur’s units. Trading of Larkspur’s Class A common stock, redeemable warrants, and units on Nasdaq was suspended at 4:00 p.m. on December 12, 2022.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in “Introductory Note” above is incorporated into this Item 3.02 by reference. The PIPE Shares, the PIPE Warrants, the Series B Shares and the Bridge Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, the Company filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Second Amended and Restated Certificate of Incorporation and the general effect upon the rights of holders of ZyVersa’s capital stock are discussed in the Proxy Statement/Prospectus in the section entitled “Proposal No. 3 – The Governance Proposals” beginning on page 151, which is incorporated herein by reference.

Additionally, the disclosure set forth in the Introductory Note and Item 5.03 of this Report is incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.

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Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On December 12, 2022, the Company’s audit committee approved the dismissal of Marcum LLP (“Marcum”), Larkspur’s independent registered public accounting firm prior to the Business Combination, in connection with the closing of the Business Combination.

The report of Marcum on the audited financial statements of Larkspur for the period from March 17, 2021 (inception) through December 31, 2021, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph as to the Company’s ability to continue as a going concern.

In connection with Marcum’s audit for the period from March 17, 2021 (inception) through December 31, 2021, and their reviews of Larkspur’s financial statements, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused them to make reference thereto in their reports on the financial statements.

The Company has furnished to Marcum the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Marcum’s letter to the SEC, dated December 12, 2022, regarding these statements.

(b) Newly Appointed Independent Registered Public Accountant

On December 12, 2022, the Company’s audit committee approved the appointment of Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022.

During the period from March 17, 2021 (inception) to the date the Board approved the engagement of EY as ZyVersa’s independent registered public accounting firm, Larkspur did not consult with EY on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Larkspur’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

Item 5.01. Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Business Combination, and in accordance with the terms of the Business Combination Agreement, (i) each executive officer of Larkspur ceased serving in such capacities, (ii) David S. Briones, Raj Mehra, Gregory Skalicky, and Christopher Twitty ceased serving on the Board, and (iii) Stephen C. Glover, Robert Finizio, Min-Chul Park, and Daniel J. O’Connor were appointed as directors of the Company.

Effective upon the consummation of the Business Combination, Stephen C. Glover was appointed President and Chief Executive Officer, Nicholas A. LaBella was appointed Chief Scientific Officer, Karen Cashmere was appointed Chief Commercial Officer, and Peter Wolfe was appointed Chief Financial Officer and Secretary.

Other than as disclosed in this Item 5.02 of this Current Report on Form 8-K, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Entity Following the Business Combination” beginning on page 248 for biographical information about each of the directors and officers following the Business Combination and to Item 1.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Employment Agreements

In connection with the consummation of the Business Combination, the employment agreements between Stephen C. Glover, Peter Wolfe, Karen A. Cashmere, and Nicholas A. LaBella and the Company each became effective. Reference is made to the disclosure of the terms of the employments agreements in the Proxy Statement/Prospectus beginning on page 238 in the section entitled “Executive Compensation of ZyVersa – Executive Compensation Arrangements,” which is incorporated herein by reference, and the full text of the employment agreements which are included as Exhibits 10.16, 10.19, 10.18, and 10.17 to this Report and are incorporated herein by reference.

Compensatory Arrangements for Directors

Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 254 in the section entitled “Management of the Combined Entity Following the Business Combination – Compensation of Directors and Executive Officers – Director Compensation.”

2014 Plan Amendment

On December 12, 2022, in connection with the consummation of the Business Combination, the Company approved the amendment to the 2014 Plan (the “2014 Plan Amendment”). The 2014 Plan Amendment provides, among other things, that upon consummation of the Business Combination, ) no further increases in the shares of common stock reserved and available for issuance under the 2014 Plan shall occur and no new awards shall be made under the 2014 Plan. The foregoing summary of the 2014 Plan Amendment is qualified in its entirety by the full text of the 2014 Plan Amendment which is included as Exhibit 10.20 to this Report and is incorporated herein by reference.

2022 Omnibus Equity Incentive Plan

Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 153 in the section entitled “Proposal No. 4 -The Omnibus Incentive Plan Proposal Approval of the ZyVersa Therapeutics, Inc. 2022 Omnibus Equity Incentive Plan,” which is incorporated herein by reference, and the full text of the 2022 Omnibus Equity Incentive Plan which is included as Exhibit 10.10 to this Report and is incorporated herein by reference.

Indemnification Agreements

On December 12, 2022, each of the Company’s newly appointed directors and officers entered into indemnification agreements with the Company. Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 265 in the section entitled “Certain Relationships and Related Party Transaction – Indemnification” which is incorporated herein by reference, and the full text of the form of the Indemnification Agreement which is included as Exhibit 10.15 to this Report and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

In connection with the consummation of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing Date, pursuant to a Second Amended and Restated Certificate of Incorporation (as amended, the “Second Amended and Restated Certificate of Incorporation”), and the Company adopted amended restated bylaws pursuant to an Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

In connection with the consummation of the PIPE Investment and the issuance of the Series B Shares, the Company also filed the Certificate of Designations for the Company’s Series A Convertible Preferred Stock and the Company’s Series B Convertible Preferred Stock (the “Series A COD” and the “Series B COD”) with the Secretary of State of the State of Delaware.

Copies of the Second Amended and Restated Certificate of Incorporation, the Second Amended and Restated Bylaws, the Series A COD and the Series B COD are attached as Exhibits 3.1, 3.2, 3.3 and 3.4 to this Report, respectively, and are incorporated herein by reference.

The material terms of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Proposal No. 2 – The Charter Proposals” beginning on page 149 and “Proposal No. 3 – The Governance Proposals” beginning on page 151, which is incorporated herein by reference. The materials terms of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock are included in the Proxy Statement/Prospectus under the sections entitled “Description of the Combined Entity’s Securities – Preferred Stock – Series A Convertible Preferred Stock” and “Description of the Combined Entity’s Securities – Preferred Stock – Series B Convertible Preferred Stock” beginning on page 267, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company, which is available on the Company’s website at https://zyversa.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 5.06. Changes in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 147 thereof, which is incorporated herein by reference.

Item 8.01. Other Events.

On December 12, 2022, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

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Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of ZyVersa for the years ended December 31, 2021 and 2020 are set forth in the Proxy Statement/Prospectus beginning on page F-37 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of ZyVersa for the nine months ended September 30, 2022 and 2021 are set forth in Exhibit 99.5 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Larkspur and ZyVersa as of September 30, 2022 and for the year ended December 31, 2021 and the nine months ended September 30, 2022 is set forth in Exhibit 99.6 hereto and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description
2.1+	Business Combination Agreement, dated as of July 20, 2022, by and among Larkspur Health Acquisition Corp., Larkspur Merger Sub Inc., Stephen Glover and ZyVersa Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2022).
3.1	Second Amended and Restated Certificate of Incorporation of ZyVersa Therapeutics, Inc.
3.2	Second Amended and Restated Bylaws of ZyVersa Therapeutics, Inc.
3.3	Certificate of Designation relating to the Series A Convertible Preferred Stock
3.4	Certificate of Designation relating to the Series B Convertible Preferred Stock.
4.1	Specimen Class A Common Stock Certificate of ZyVersa Therapeutics, Inc.
4.2	Form of Warrant issued by the Company in connection with the Public Warrants (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2021).
4.3	Form of Warrant issued by the Company in connection with the Private Placement Warrants (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2021).
4.4	Form of Warrant issued by the Company to each PIPE Investor.
4.5	Form of Bridge Warrant issued by the Company.
4.6	Form of Warrant pursuant to License Agreement, dated April 18, 2019, by and between InflamaCORE, LLC and Variant Pharmaceuticals, Inc. (incorporated by reference to Exhibit 4.3 to the Company’s Form S-4 filed with the SEC on October 21, 2022).
4.7	Form of Warrant pursuant to License Agreement, dated December 15, 2015, by and between L&F Research LLC and Variant Pharmaceuticals, Inc. (incorporated by reference to Exhibit 4.4 to the Company’s Form S-4 filed with the SEC on October 21, 2022).
10.1	Amended and Restated Registration Rights Agreement, dated as of December 12, 2022, by and among the Company and each of the purchasers identified on the signature pages thereto.
10.2	Shareholder Support Agreement, dated as of July 20, 2022, by and among Larkspur Health Acquisition Corp., ZyVersa Therapeutics, Inc. and certain of the stockholders of ZyVersa Therapeutics, Inc, indentified on the signature pages thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2022).
10.3	Lock-Up Agreement, dated as of July 20, 2022, by and among the Company and the parties listed on Schedule A thereto (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2022).
10.4	Registration Rights Agreement, relating to Series A Preferred Stock, dated as of December 12, 2022, by and among the Larkspur Health Acquisition Corp. and each of the PIPE Investors.
10.5	Registration Rights Agreement, relating to Series B Preferred Stock, dated as of December 12, 2022, by and among the Company and each purchaser identified on the signature pages thereto.
10.6	Business Combination Advisor Agreement, dated December 20, 2021, by and between the Company and A.G.P (incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2021).
10.7+†	License Agreement, dated April 18, 2019, by and between InflamaCORE, LLC and Variant Pharmaceuticals, Inc. (incorporated by reference to Exhibit 10.14 to the Company’s Form S-4 filed with the SEC on October 21, 2022).
10.8+†	License Agreement, dated December 15, 2015, by and between L&F Research LLC and Variant Pharmaceuticals, Inc. (incorporated by reference to Exhibit 10.15 to the Company’s Form S-4 filed with the SEC on October 21, 2022).
10.9+†	First Amendment to License Agreement, dated January 9, 2020, by and between L&F Research LLC and Variant Pharmaceuticals, Inc. (incorporated by reference to Exhibit 10.16 to the Company’s Form S-4 filed with the SEC on October 21, 2022).
10.10#	ZyVersa Therapeutics, Inc. 2022 Omnibus Incentive Plan.
10.11#	Form of Incentive Stock Option Grant Agreement under the Combined Entity 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6.1 to the Company’s Form S-4 filed with the SEC on September 27, 2022).
10.12#	Form of Restricted Stock Unit Award Agreement under the Combined Entity 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6.2 to the Company’s Form S-4 filed with the SEC on September 27, 2022).
10.13#	Form of Non-Qualified Stock Option Grant Agreement under the Combined Entity 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6.3 to the Company’s Form S-4 filed with the SEC on September 27, 2022).
10.14#	Variant Pharmaceuticals, Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 to the Company’s Form S-4 filed with the SEC on September 27, 2022).
10.15#	Form of Indemnification Agreement by and between the Company and each of its officers and directors.
10.16#	Executive Employment Agreement, by and between the Company and Stephen Glover.
10.17#	Executive Employment Agreement, by and between the Company and Nicholas A. LaBella.
10.18#	Executive Employment Agreement, by and between the Company and Karen A. Cashmere.
10.19#	Executive Employment Agreement, by and between the Company and Peter Wolfe.
10.20#	Amendment to Variant Pharmaceuticals, Inc. 2014 Equity Incentive Plan
16.1	Letter from Marcum LLP to the Securities and Exchange Commission
21.1	Subsidiaries of the Company.
99.1	Joint Press Release Announcing the Completion of the Business Combination dated December 12, 2022.
99.2	Securities Purchase Agreement, dated as of July 20, 2022, by and among Larkspur Health Acquisition Corp. and each purchaser identified on the signature pages thereto
99.3	Securities Purchase Agreement, dated as of December 12, 2022, by and among Larkspur Health Acquisition Corp. and each purchaser identified on the signature pages thereto
99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the nine months ended September 30, 2022 and 2021.
99.5*	Unaudited condensed consolidated financial statements of the Company as of and for the nine months ended September 30, 2022 and 2021.
99.6*	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2022 and the year ended December 31, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

#	Management contract or compensatory plan or arrangement.
+	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.
†	Certain portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Registrant agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon its request.
*	To be filed by amendment.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022	ZYVERSA THERAPEUTICS, INC.

	By:	/s/ Stephen C. Glover
	Name:	Stephen C. Glover
	Title:	Chief Executive Officer

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